Exhibit 10.10.3

SECOND AMENDMENT TO THE CALL OPTION AGREEMENT FOR MINERAL RIGHTS AND OTHER COVENANTS

By this private instrument, and in accordance with the Law, the Parties designated and described below, namely, on one hand,

TERRA GOYANA MINERADORA LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th Floor, salas 144-A e 145-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 01.445.576/0001-25, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of the Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Marcos de Alencastro Curado, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Terra Goyana”;

BAUTEK MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Caldas, State of Minas Gerais, at Rodovia BR-459, Km 8, Laranjeiras de Caldas, ZIP Code 37780-000, enrolled with CNPJ under No. 21.229.511/0001-50, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, described above, and Marcos de Alencastro Curado Filho, Brazilian citizen, married under full separation of property regime, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Bautek”;

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, ZIP Code 74672-680, enrolled with CNPJ under No. 00.508.829/0001-08, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Luiz Antonio Vessani, described above, hereinafter referred to simply as “Edem”; and

SINTERTEC MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Poços de Caldas, State of Minas Gerais, at Avenida Santo Antônio, No. 200, Sala 806, Jardim Cascatinha, ZIP Code 37701-036, enrolled with CNPJ under No. 08.227.476/0001-71, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Sintertec” and, together with Terra Goyana, Bautek and Edem, the “Original Grantors”; and, on the other hand,

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the Capital of the State of Minas Gerais, at Rua Turim, No. 59, 3rd floor, Santa Lúcia, ZIP Code 30360-552, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , resident and domiciled in the Capital of the State of Minas Gerais,

e-mail: , both of them with business address in the Capital of the State of Minas Gerais, at Rua Turim, No. 59, 3rd floor, Santa Lúcia, ZIP Code 30360-552, hereinafter referred to as “Grantee”, and together with the Grantor, the “Parties”, indistinctly; also appearing as the new Grantor and successor to the contractual position previously held by Terra Goyana and Bautek,

GREEN MINING COMPANY LTDA., limited liability company with head office in the Capital of the State of Goiás, at Rua João de Abreu, No. 192, quadra F-8, Lote 49-E, 14th floor, sala 143-B, Ed. Aton Business Style, Setor Oeste, CEP 74120-110, herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, described above, and Marcos de Alencastro Curado, described above, hereinafter referred to as “GMC” and, together with Edem and Sintertec, the “Grantors”; and as Consenting Intervening Parties,

RARE EARTHS AMERICAS PTY LTD., a company duly organized and existing under the laws of Australia, registered under ACN number 664.370.254 and under ABN number 84.664.370.254, with head office at Suite 53 , Level 2, 15-15, Labouchere Road, South Perth, WA, 6151, Australia, enrolled with CNPJ under No. 42.031.082/0001-81, e-mail: , herein represented in compliance with its Bylaws by its Directors, Messrs. Dominic Paul Allen, British citizen, businessman, holder of Passport No. , resident and domiciled at , e-mail: , and Bernardo Sanchez Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to as “REA”;

SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th floor, sala 146-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 07.576.372/0001-00, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Marcos de Alencastro Curado, described above, hereinafter referred to simply as “Santíssima Trindade”;

SUPERGRAN MINERAÇÃO LTDA., limited liability company with head office in the City of Barro Alto, State of Goiás, at Estrada Pedra de Fogo, km 15, Pátio 5, Zona Rural, ZIP Code 76390-000, enrolled with CNPJ under No. 09.355.939/0001-43, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Marcos de Alencastro Curado Filho, described above; and Luiz Antônio Vessani, described above, hereinafter referred to simply as “Supergran”;

NORTEK PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Belo Horizonte, State of Minas Gerais, at Rua Genoveva de Souza, No. 871, sala E, Sagrada Família District, ZIP Code 31030-220, enrolled with CNPJ under No. 11.249.439/0001-79, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Nortek”;

SINTERTEC HOLDING, LTD., a company regularly organized and existing under the Laws of the British Virgin Islands, with head office in the City of Road Town, Craigmuir Chambers, Tortola, British Virgin Islands, P.O. Box 71, enrolled with CNPJ under No. 13.872.642/0001-22, e-mail: , herein represented by its legal representative, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Sinertec Holding”;

LEANDRO ROCHA SCISLEWSKI, Brazilian citizen, married under partial community of property regime, geologist, holder of Identity Card No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Leandro”;

JOSÉ LINCOLN GAMBIER COSTA, Brazilian citizen, married under community property regime, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. ], resident and domiciled at , e-mail: , hereinafter referred to simply as “José Lincoln”;

GUSTAVO ALVES GUERRA, Brazilian citizen, single, geologist, holder of Identity Card No. , enrolled with CPF under No. ], resident and domiciled at , e-mail: , hereinafter referred to simply as “Gustavo”;

LUIZ ANTONIO VESSANI, described above, hereinafter referred to simply as “Luiz Antonio”;

JOSÉ FLEURY CURADO FILHO, Brazilian citizen, divorced, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “José Fleury”;

SAGRADA FAMÍLIA PARTICIPAÇÕES LTDA., limited liability company with head office in the Capital of the State of Goiás, at Rua 3, No. 482, Qd-B.3, Lt-9-E, apt. 200, Condomínio Residencial Solar das Acácias, Setor Oeste, ZIP Code 74115-050, enrolled with CNPJ under No. 23.646.430/0001-80, e-mail: , herein represented in compliance with its Articles of Association by its Director André Alencastro Curado, Brazilian, married under partial community of property regime, businessman, holder of Identity Card (Rg) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Goiás, at , e-mail: , hereinafter referred to simply as “Sagrada Família”;

SAGRADO CORAÇÃO DE JESUS PARTICIPAÇÕES LTDA., limited liability company with head office in the Capital of the State of Goiás, at Alameda dos Buritis, No. 196, apt. 1701, Residencial Bariani Ortêncio, Setor Central, ZIP Code 74015-080, enrolled with CNPJ under No. 23.556.237/0001-59, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Marcos de Alencastro Curado, described above, hereinafter referred to simply as “Sagrado Coração” and, together with REA, Santíssima Trindade, Supergran, Nortek, Sintertec Holding, Leandro, José Lincoln, Gustavo, Luiz Antonio, José Fleury and Sagrada Família, the “Consenting Intervening Parties”;

whereas the Original Grantors and the Grantee entered into, on 02.20.2024, the so-called Call Option Agreement for the Mineral Rights and Other Covenants (hereinafter, the “Agreement”), the purpose of which is the exclusive granting, by the Original Grantors to the Grantee, of a call option of all of the mineral rights represented by (i.) exploration authorizations subject to the administrative proceedings registered with the National Mining Agency (the “ANM”) under Nos. 832.149/2022 and 832.150/2022, with areas of 12.10ha and 61.12ha, respectively, for ilmenite ore, located in the Cities of Poços de Caldas (MG) and Águas da Prata (SP) owned by the Original Grantor Terra Goyana; (ii.) development concession subject to administrative proceeding registered with the ANM under No. 818.865/1971, with an area of 411.10, for the ores bauxite, aluminum and refractory clay, located in the City of Poços de Caldas (MG) owned by the Original Grantor Bautek; (iii.) mining concession subject to administrative proceeding registered with the ANM under No. 830.914/2013, with an area of 120ha, for the ores bauxite, aluminum and refractory clay, located in the City of Caldas (MG) owned by the Grantor Edem; (iv.) development application subject to administrative proceeding registered with the ANM under No. 806.199/1973, with an area of 40.42ha, for bauxite ore, located in the City of Poços de Caldas (MG) owned by the Grantor Sintertec, all of which are described and characterized in Annex I. to the Agreement (hereinafter, the “Rights”); and by (v.) the exploration application subject to the process registered with the ANM under No. 832.221/2021, with an area of 115.63ha, for the refractory clay ore, located in the Cities of Andradas (MG) and Caldas (MG)

owned by the Grantor Bautek, duly described and characterized in Annex II. of the Agreement (hereinafter, the “Exploration Application” and, together with the Rights, the “Mineral Rights” and the “Call Option”, respectively);

whereas, on 04.01.2025, the Original Grantors and the Grantee entered into the so-called First Amendment to the Agreement, through which they changed the value and payment method of the Exercise Price originally provided for in the Agreement, in addition to extending its term, with the establishment of the concepts of Additional Premium and Supplementary Premium, among other modifications (hereinafter, the “First Amendment to the Agreement”);

whereas, on 07.03.2025, the Original Grantor Terra Goyana filed with the ANM the Assignment Instruments, whose Electronic SEI Protocol Receipts are included herein as Annex I., aiming to transfer the exploration authorizations that are the subject of the administrative proceedings registered with the ANM under Nos. 832.149/2022 and 832.150/2022 to GMC, a company that will assume the contractual position of “Grantor” previously held by the Original Grantee Terra Goyana in the Agreement and in the First Amendment to the Agreement, as well as that, on 07.08.2025, the Original Grantor Bautek filed with the ANM the Assignment Instruments, whose Electronic SEI Protocol Receipt is included herein as Annex II., aiming to transfer the mining concession that is the subject of the administrative proceedings registered with the ANM under No. 818.865/1971 to GMC, which, subject to the rights and obligations related to the Exploration Application, will also assume the position of “Grantor” previously held by the Original Grantee Bautek in the Agreement and in the First Amendment to the Agreement;

whereas the Parties intend to regulate the aforementioned assignments of contractual positions, as well as to extend the payment date of the Additional Premium provided for in item 2.1 of the First Amendment, as set forth below;

they resolve, by mutual agreement, to enter into this Second Amendment to the Call Option Agreement for Mineral Rights and Other Covenants (hereinafter, the “Second Amendment”), which shall be governed by in accordance with the following clauses and conditions.

CLAUSE I.

ASSIGNMENT.

1.1. Assignment. By virtue of this Second Amendment and with the express consent of the Grantee, Edem, and Sintertec, Terra Goyana and Bautek irrevocably and irreversibly resolve, for all legal purposes, to transfer the position of GRANTOR they assumed under the Agreement and the First Amendment to the Agreement to GMC, which will hold all rights and obligations inherent in and/or arising from the contractual position previously held by Terra Goyana and Bautek, without interruption in the contractual relationship, except for the obligations set forth in 1.1.1. and 1.1.2. below. For clarification purposes, all references in the Agreement and the First Amendment to Terra Goyana and Bautek, previously the Original Grantors, shall, from this date forward, be interpreted as references to GMC, without any change to the terms originally provided. Likewise, any and all references to the Grantors shall collectively encompass GMC, Edem and Sintertec.

1.1.1.
Exploration Application. The Parties acknowledge that the Exploration Application cannot currently be transferred to GMC or, in the event of the Call Option being exercised, directly to the Grantee. Therefore, until the Exploration Application is effectively converted into a exploration authorization in Bautek’s name, Bautek, jointly and severally with the Grantors, remains subject to the obligations assumed in item 1.5 of the Agreement. The Parties further agree that if, on the Exercise Date, as defined in item 3.1 of the First Amendment to the Agreement, the Grantee has not yet received the

Exploration Authorization Grant Notice, the rules regarding the Partial Exercise Price, Residual Option, Residual Exercise Price, and reduction of the Exercise Price set forth in items 2.1.5., 2.1.6, 3.2., and 5.1.2 shall apply “mutatis mutandis” of the First Amendment to the Agreement, among others, adjusting them to the assignment of the contractual position formalized in item 1.1. above.
1.1.2.
Transfer of Rights. Terra Goyana and Bautek expressly agree that, until the final endorsement of the Assignment Instruments attached hereto as Annex I. and Annex II., with the consequent transfer of the Rights mentioned therein to GMC, they will remain subject to the obligations previously assumed in the Agreement and in the First Amendment to the Agreement, and must sign instruments and submit all documents and/or information required by the ANM or any other authority or private entity, as soon as possible, in order to ensure the full and unrestricted exercise of the Call Option.
1.1.3.
Assignment Agreement; Adaptations. In the event that the Grantee exercises the Call Option, as provided for in item 3.1. of the Agreement, as amended by the First Amendment to the Agreement, the draft of the private instrument of the Assignment Agreement for Mineral Rights and Other Covenants, which is included in the Agreement as Annex 3.2.(i.) and is intended to formalize the transfer of the Mineral Rights to the Grantee, under the strict terms set forth in item 3.2 of the Agreement, must be adapted to reflect, “mutatis mutandis”, the assignment of the contractual position formalized in item 1.1. above, as well as the terms and conditions amended by the First Amendment to the Agreement.
1.1.4.
Power of Attorney. In the event that it is not possible for the GMC to comply with the term provided for in item 3.2.1. of the Agreement, as amended in the First Amendment to the Agreement, and in order to enable the implementation of the Call Option and the formalization of the transfer of the Mineral Rights to the Grantee, the GMC hereby grants to the Grantee an irrevocable power of attorney in its own name, the draft of which forms part of this instrument in its Annex 1.1.4., so that the latter may adopt, on behalf of the GMC, any and all actions necessary to formalize the transfer of the Mineral Rights to its ownership, including the execution of the private instrument of the Mineral Rights Assignment Agreement and Other Covenants, which forms part of the Agreement as its Annex 3.2.(i.), of the respective Instruments of Assignment of Mineral Rights, which form part of the Agreement as its Annexes 3.2.1.(i.) and 3.2.1.(ii.) and of public or private instruments, if applicable, including the transfer forms before the ANM. The power of attorney provided for in this item (a.) is granted in addition to the powers of attorney granted by Terra Goyana and Bautek, which are included in Annexes 3.3.3.(i.) and 3.3.3.(ii.) to the Agreement, and remain fully applicable; and b.) may also be used in the exercise of the Residual Option.

CLAUSE II.

TERM.

2.1. Term. Additional Premium. The Parties resolve to change the payment term of the Additional Premium, as provided for in item 2.1. of the First Amendment to the Agreement, extending it from June 30, 2025 to July 31, 2025 or until the date of the Exercise Notice, whichever occurs first. As a consequence of the new term established in this item 2.1., the Parties, by mutual agreement, resolve to amend item 5.1. of the Agreement, which shall come into force with the following new wording:

“5.1. Term. The provisions of this Agreement shall be valid and effective from the date of its execution until June 30, 2026, extendable as set forth in 4.3. and 4.3.1. above (the “Term”). If, however, by July 31, 2025, or by the date of the Exercise Notice provided for in 3.1. above, whichever occurs first, the Grantee does not make payment to the Grantors of an additional premium in the amount in BRL (Reais) equivalent to one million US dollars (US$ 1,000,000.00), calculated based on the US$ (US dollar) exchange rate for purchase, as published by the Central Bank of Brazil on the business day immediately prior to the date of the respective payment (the “Additional Premium”), the Term established herein shall be considered, for all legal purposes, to have ended on June 30, 2026. The Additional Premium provided for in this item shall be paid by the Grantee to the Grantors, in Brazilian currency, proportional to the total number of hectares of Mineral Rights owned by each Grantor, determined based on the data indicated in Annexes I. and II. to the Agreement, by making a TED or PIX transfer to the bank accounts held by the Grantors indicated in Annex 1.2. to the Agreement. Before the end of the term provided for in this item, neither Party is permitted to terminate or unilaterally terminate the provisions of this Agreement, except in the cases expressly provided for herein.

5.1.1.
Supplementary Term. If, by the end of the Term established in 5.1. above, a Liquidity Event related to the REA Shares has not yet materialized, as defined in item 2.1.1. above, the Grantee will have the irrevocable and irreversible right to extend the Term of Validity for up to two (2) additional periods of one hundred and thirty-five (135) days each, upon prior payment, for each extension, of a supplementary premium in the lawful currency, in the amount of BRL (Reais) equivalent to three hundred thousand US dollars (US$ 300,000.00), calculated based on the US$ (United States dollar) exchange rate for purchase, published by the Central Bank of Brazil on the business day immediately prior to the date of the respective payment (the “Supplementary Premium”). The Supplementary Premium (or each Supplementary Premium, if applicable) shall be paid by the Grantee to the Grantors, in Brazilian currency, proportional to the total number of hectares of Mineral Rights owned by each Grantor, determined based on the data indicated in Annexes I. and II. to the Agreement, by making a TED or PIX transfer to the bank accounts held by the Grantors indicated in Annex 1.2. to the Agreement until the business day immediately prior to the end of the Term.
5.1.2.
Residual Option. Especially in the case provided for in 2.1.5. above, and provided that the Grantee partially exercises the Call Option, this Agreement will be extended for an additional twelve (12) months period, starting from the Exercise Notice date defined in 3.1. below, so that the Grantee has the right to exercise the Residual Option with respect to the Exploration Application, as outlined above”.

CLAUSE III.

RATIFICATION AND MISCELLANEOUS.

3.1. Definitions. All defined terms used in this Second Amendment shall have the meaning provided in the Agreement and in the First Amendment, unless otherwise specifically established in this Second Amendment.

3.2. Binding, Ratification and Entire Agreement. This Second Amendment shall become an integral part of the Agreement for all legal purposes and effects. All clauses, terms, and conditions set forth in the Agreement that have not been expressly amended by this Second Amendment remain in force and are hereby ratified by the Parties. This Second Amendment, together with the Agreement and the First Amendment to the Agreement, creates the entire agreement among the Parties regarding the matters creating the Call Option, superseding all previously executed documents and understandings previously reached among the Parties.

3.3. Irrevocability. This Second Amendment is signed on an irrevocable and irreversible basis, not allowing for withdrawal under any circumstances, and is binding on the Parties and their heirs and successors in any capacity.

3.4. Amendments. Amendments to this Second Amendment will only be valid when executed in writing and signed by the legal representatives of all Parties.

3.5. Assignment. The rights and obligations arising from this Second Amendment may not be assigned or transferred, in whole or in part, by either Party to third parties other than Authorized Assignees, as defined in item 1.4. of the Agreement, except with the prior or express consent of the other Party.

3.6. Honesty and good faith. The Parties mutually and expressly declare that this Second Amendment was entered into in compliance with the principles of honesty and good faith, through a free, conscious, and firm expression of the will of the Parties, and in a perfectly equitable relationship.

3.7. Notices. All notifications, notices or communications relating to this Second Amendment will be in writing and will be deemed received on the delivery date, if delivered in person, on the date of actual receipt, if sent by post, or on the date of dispatch, if sent by email. These notifications, notices, and communications will be sent to the addresses indicated in item 7.9. of the Agreement or in this preamble, or to any other address that may be communicated in writing by one Party to the other, by written communication.

3.8. Specific Performance. All commitments and obligations assumed in this Second Amendment by the Parties and the Consenting Intervening Parties are subject to specific performance, according to the articles 497, 501 and 815 et seq. of the Civil Procedure Code, with this Second Amendment serving as an instrument enforceable out of court, according to the article 784, III, of the Civil Procedure Code.

3.9. Jurisdiction. The Parties hereby elect the Judicial district of the Capital of the State of São Paulo to resolve any doubts, disputes, or controversies arising from this Second Amendment, to the exclusion of any other, however privileged it may be or may become.

3.10. Signatures. The Parties agree that this Second Amendment will be executed electronically by the Parties, but not through electronic certificates issued by the Brazilian Public Key Infrastructure - ICP-Brasil, as provided in article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code, stating that any form of electronic record will be sufficient for its truthfulness, authenticity, integrity, validity, and effectiveness, as well as for the respective binding of the Parties to its terms. The Parties also agree that the electronic signature of this Second Amendment does not prevent or impair its enforceability, and shall be considered, for all legal purposes, an instrument enforceable out of court, as provided in 3.8. above. The Parties further acknowledge that (i.) if either Party electronically signs this Second Amendment in a different location, the place of execution of this Second Amendment is, for all purposes, the City of São Paulo, State of São Paulo, as indicated below; and (ii.) the execution date of this Second Amendment will be considered, for all intents and purposes, the date indicated below, notwithstanding the date on which the last electronic signature is executed.

In witness whereof, the Parties electronically execute this Second Amendment to the Call Option Agreement for Mineral Rights and Other Covenants, through the platform D4Sign, www.d4sign.com.br.

São Paulo, SP, July 24, 2025.

Parties:

/s/ Luiz Antônio Vessani	/s/ Marcos de Alencastro Curado

TERRA GOYANA MINERADORA LTDA.

p. Luiz Antônio Vessani and Marcos de Alencastro Curado

/s/ Luiz Antônio Vessani	/s/ Marcos de Alencastro Curado Filho

BAUTEK MINERAIS INDUSTRIAIS LTDA.

p. Luiz Antônio Vessani and Marcos de Alencastro Curado Filho

/s/ Luiz Antônio Vessani

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.

p. Luiz Antônio Vessani

/s/ Reinaldo Tito Teixeira Noronha

SINTERTEC MINERAIS INDUSTRIAIS LTDA.

p. Reinaldo Tito Teixeira Noronha

/s/ João Paulo Agapito da Veiga	/s/ Renato Aureo de Paula Gonzaga

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.

p. João Paulo Agapito da Veiga and Renato Aureo de Paula Gonzaga

/s/ Luiz Antônio Vessani	/s/ Marcos de Alencastro Curado

GREEN MINING COMPANY LTDA.

p. Luiz Antônio Vessani and Marcos de Alencastro Curado

Consenting Intervening Parties:

/s/ Bernardo Sanchez Agapito da Veiga	/s/ Dominic Allen

RARE EARTHS AMERICAS PTY LTD.

p. Bernardo Sanchez Agapito da Veiga and Dominic Paul Allen

/s/ Marcos de Alencastro Curado

SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA.

p. Marcos de Alencastro Curado

/s/ Marcos de Alencastro Curado Filho	/s/ Luiz Antônio Vessani

SUPERGRAN MINERAÇÃO LTDA.

p. Marcos de Alencastro Curado Filho and Luiz Antônio Vessani

/s/ Reinaldo Tito Teixeira Noronha

NORTEK PARTICIPAÇÕES LTDA.

p. Reinaldo Tito Teixeira Noronha

/s/ Reinaldo Tito Teixeira Noronha

SINTERTEC HOLDING, LTD.

p. Reinaldo Tito Teixeira Noronha

/s/ Leandro Rocha Scislewski

LEANDRO ROCHA SCISLEWSKI

/s/ José Lincoln Gambier Costa

JOSÉ LINCOLN GAMBIER COSTA

/s/ Gustavo Alves Guerra

GUSTAVO ALVES GUERRA

/s/ Luiz Antonio Vessani

LUIZ ANTONIO VESSANI

JOSÉ FLEURY CURADO FILHO

/s/ André Alencastro Curado

SAGRADA FAMÍLIA PARTICIPAÇÕES LTDA.

p. André Alencastro Curado

/s/ Marcos de Alencastro Curado

SAGRADO CORAÇÃO DE JESUS PARTICIPAÇÕES LTDA.

p. Marcos de Alencastro Curado

***

List of Annexes:

Annex I.: Electronic SEI Protocol Receipts related to Instruments of Assignment of Rights owned by Terra Goyana to GMC

Annex II.: Electronic SEI Protocol Receipt related to Instrument of Assignment of Right owned by Bautek to GMC.

Annex 1.2.1.: Draft power of attorney to be granted by GMC to the Grantee.

Annex I.

to the Second Amendment to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of July 24, 2025.

Electronic SEI Protocol Receipts related to Instruments of Assignment of Rights owned by Terra Goyana to GMC.

ANM - National Mining Agency

ELECTRONIC PROTOCOL RECEIPT - SEI No. 48054.832149/2022-75

Applicant:
GIULIANE KIELLY ALVES NAVES
IP Used:

Verified Account	07/03/2025 - 11:49:16.462	10.30.0.67

Registration via individualized biometric validation Registration via digital certificate It has CTDM
Unit:
ENTRADA-MG
Protocol Type:
Request Full Assignment of Mineral Exploration Permit
Assignor
Terra Goyana Mineradora Ltda
Interested Third Party:
TERRA GOYANA MINERADORA LTDA
Relationship between the Applicant and the Interested Party:

GIULIANE KIELLY ALVES NAVES, through a Verified Account, Registration via individualized biometric validation, Registration via digital certificate, operating through TERRA GOYANA MINERADORA LTDA. via:

Registration as a legal entity employee in the CTDM Single Login for legal entities

Relationship between the Applicant and the Interested Third Party:
Assignee
Green Mining Company Ltda
Document Protocols (SEI Number)

Process 48054.832149/2022-75

- Application (17069332)

- Corporate Documents (17069333)

- Corporate Documents (17069334)

- Corporate Documents (17069336)

- Corporate Documents (17069339)

- Corporate Documents (17069340)

- Corporate Documents (17069341)

- Public deed or Private instrument of assignment of rights (17069342)

- Public deed or Private instrument of assignment of rights (17069343)

- Proof of payment of fees (17069344)

The user identified above has been previously notified that the protocol implies acceptance of the terms and conditions governing the electronic process, in addition to the provisions of prior accreditation, and the signing of the digital documents and the declaration that the scanned documents are authentic. The user is held civilly, criminally, and administratively liable for misuse. Furthermore, the access levels indicated for the documents would be subject to review by a public official, who may change them at any time without prior notice. The user is solely responsible for:

the consistency between the data provided and the documents;

the preservation of the paper originals of scanned documents until the right to review the acts performed in the process lapses, so that, if requested, they can be presented for any type of review; the electronic performance of all procedural acts and communications as the user or, through the user, with the entity they may represent;

The observance that procedural acts are considered completed on the date and time of receipt by the Protocol, with those performed up to the last day of the deadline being considered timely, always considering Brasília time, regardless of the time zone;

Periodic consultation of ANM systems to verify receipt of electronic summonses.

The existence of this Receipt, the process, and the documents listed above can be verified on the National Mining Agency’s website.

ANM - National Mining Agency

ELECTRONIC PROTOCOL RECEIPT - SEI No. 48054.832150/2022-08

Applicant:
GIULIANE KIELLY ALVES NAVES
IP Used:

Verified Account	07/03/2025 - 11:52:18 AM. 728	10.30.0.67

Registration via individualized biometric validation Registration via digital certificate It has CTDM
Unit:
ENTRADA-MG
Protocol Type:
Request Full Assignment of Mineral Exploration Permit
Assignor
Terra Goyana Mineradora Ltda
Interested Third Party:
TERRA GOYANA MINERADORA LTDA
Relationship between the Applicant and the Interested Party:

GIULIANE KIELLY ALVES NAVES, through a Verified Account, Registration via individualized biometric validation, Registration via digital certificate, operating through TERRA GOYANA MINERADORA LTDA. via:

Registration as a legal entity employee in the CTDM Single Login for legal entities

Relationship between the Applicant and the Interested Third Party:
Assignee
Green Mining Company Ltda
Document Protocols (SEI Number)

Process 48054.832150/2022-08

- Application (17069356)

- Corporate Documents (17069358)

- Corporate Documents (17069364)

- Corporate Documents (17069366)

- Corporate Documents (17069368)

- Corporate Documents (17069370)

- Corporate Documents (17069371)

- Public deed or Private instrument of assignment of rights (17069372)

- Public deed or Private instrument of assignment of rights (17069374)

- Proof of payment of fees (17069375)

The user identified above has been previously notified that the protocol implies acceptance of the terms and conditions governing the electronic process, in addition to the provisions of prior accreditation, and the signing of the digital documents and the declaration that the scanned documents are authentic. The user is held civilly, criminally, and administratively liable for misuse. Furthermore, the access levels indicated for the documents would be subject to review by a public official, who may change them at any time without prior notice. The user is solely responsible for:

the consistency between the data provided and the documents;

the preservation of the paper originals of scanned documents until the right to review the acts performed in the process lapses, so that, if requested, they can be presented for any type of review; the electronic performance of all procedural acts and communications as the user or, through the user, with the entity they may represent;

The observance that procedural acts are considered completed on the date and time of receipt by the Protocol, with those performed up to the last day of the deadline being considered timely, always considering Brasília time, regardless of the time zone;

Periodic consultation of ANM systems to verify receipt of electronic summonses.

The existence of this Receipt, the process, and the documents listed above can be verified on the National Mining Agency’s website.

Annex II.

to the Second Amendment to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of July 24, 2025.

Electronic SEI Protocol Receipt related to Instrument of Assignment of Right owned by Bautek to GMC.

ANM - National Mining Agency

ELECTRONIC PROTOCOL RECEIPT - SEI No. 27203.818865/1971-18

Applicant:
GIULIANE KIELLY ALVES NAVES
IP Used:
Verified Account	07/08/2025 - 10:43:21 AM.512	10.30.0.67
Registration via individualized biometric validation Registration via digital certificate It has CTDM
Unit:
ENTRADA-MG
Protocol Type:
Request Full Assignment of Development Concession
Assignor
Bautek Minerais Industriais Ltda.
Interested Third Party:
BAUTEK MINERAIS INDUSTRIAIS LTDA.
Relationship between the Applicant and the Interested Party:

GIULIANE KIELLY ALVES NAVES, through a Verified Account, Registration via individualized biometric validation, Registration via digital certificate, operating through BAUTEK MINERAIS INDUSTRIAIS LTDA., via:

Registration as a legal entity employee in the CTDM Single Login for legal entities

Relationship between the Applicant and the Interested Third Party: Assignee
Green Mining Company Ltda
Document Protocols (SEI Number)

Process 27203.818865/1971-18

- Application (17122470)

- Corporate Documents (17122471)

- Corporate Documents (17122475)

- Corporate Documents (17122476)

- Public deed or Private instrument of assignment of rights (17122477)

- Public deed or Private instrument of assignment of rights (17122478)

- Public deed or Private instrument of assignment of rights (17122479)

- Public deed or Private instrument of assignment of rights (17122480)

- Public deed or Private instrument of assignment of rights (17122481)

- Proof of fund availability (17122482)

- Proof of payment of fees (17122483)

The user identified above has been previously notified that the protocol implies acceptance of the terms and conditions governing the electronic process, in addition to the provisions of prior accreditation, and the signing of the digital documents and the declaration that the scanned documents are authentic. The user is held civilly, criminally, and administratively liable for misuse. Furthermore, the access levels indicated for the documents would be subject to review by a public official, who may change them at any time without prior notice. The user is solely responsible for:

the consistency between the data provided and the documents;

the preservation of the paper originals of scanned documents until the right to review the acts performed in the process lapses, so that, if requested, they can be presented for any type of review; the electronic performance of all procedural acts and communications as the user or, through the user, with the entity they may represent;

The observance that procedural acts are considered completed on the date and time of receipt by the Protocol, with those performed up to the last day of the deadline being considered timely, always considering Brasília time, regardless of the time zone;

Periodic consultation of ANM systems to verify receipt of electronic summonses.

The existence of this Receipt, the process, and the documents listed above can be verified on the National Mining Agency’s website.

Annex 1.2.1.

to the Second Amendment to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of July 24, 2025.

Draft Power of Attorney for the transfer of Mineral Rights granted by GMC

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POWER OF ATTORNEY

GRANTOR: GREEN MINING COMPANY LTDA., limited liability company with head office in the Capital of the State of Goiás, at Rua João de Abreu, No. 192, quadra F-8, Lote 49-E, 14th floor, Sala 143-B, Ed. Aton Business Style, Setor Oeste, ZIP Code 74120-110, herein represented in compliance with its Articles of Association by its Directors, Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, bearer of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Goiás, at , e-mail: , and Marcos deAlencastro Curado , Brazilian citizen, married under partial community of property regime, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Goiás, at , e-mail: (the “Grantor” or “GMC”, indistinctly);

GRANTEE: ALPHA MINERAIS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the Capital of the State of Minas Gerais, at Rua Turim, No. 59, 3rd floor, Santa Lúcia, ZIP Code 30360-552, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , resident and domiciled in the Capital of the State of Minas Gerais, e-mail: , both of them with business address in the Capital of the State of Minas Gerais, at Rua Turim, No. 59, 3rd floor, Santa Lúcia, ZIP Code 30360-552, (the “Grantee”, or “Alpha”, indistinctly).

POWERS: By this instrument, the Grantor appoints the Grantee as its attorney-in-fact, in the “in its own name” modality, irrevocably and irreversibly, in accordance with the terms set forth in the Call Option Agreement for Mineral Rights and Other Covenants entered into on 02.20.2024, as amended on 04.01.2025 and on this date between, on the one hand, the Grantor, Edem Empresa de Desenvolvimento em Mineração e Participações Ltda. and Sintertec Minerais Industriais Ltda., and, on the other hand, the Grantee (the “Option”), in accordance with the rules of articles 683, 684, 685 and 686 of the Civil Code, with powers to perform any and all acts necessary to formalize the call option for the Mineral Rights, as described and characterized in Annex I. to the Option, and may also (i.) sign individually, in the name and on behalf of the Grantor, any assignment instrument of all the Mineral Rights to the Grantee, including the Assignment Agreement for Mineral Rights and Other Covenants that forms part of the Option as its Annex 3.2.(i.) and the Mineral Rights Assignment Instruments that form part of the Option as its Annexes 3.2.1.(i.) and 3.2.1.(ii.); and (ii.) perform any and all acts necessary for the endorsement and/or registration of the Assignment Agreement for Mineral Rights and Other Covenants or the Mineral Rights Assignment Instrument referred to in (i.) before the National Mining Agency (“ANM”), notary offices or any other public or private body, being able to proceed in the name and instead of the Grantor to the adoption of any and all actions necessary for the registration of the assignment of the Mineral Rights described and characterized in Annex

I. to the Option. (iii.) The Grantee also has, under this Power of Attorney, the power to perform any acts necessary for the faithful and regular performance of this instrument.

OTHER CHARACTERISTICS OF THE POWER OF ATTORNEY: (1.) This power of attorney is irrevocable and irreversible, remaining in effect throughout the term of the Option, in accordance with articles 683, 684, 685, and 686, head provision and Sole paragraph. This Power of Attorney was granted “in its own name” to the Grantee as a condition for the execution of the Call Option and its Second Amendment. (2.) Capitalized terms used in this instrument that have not been defined herein shall have the same meaning as such terms in the Option. (3.) The powers granted herein are in addition to the powers granted by the Grantor to the Grantee under the Option or any other documents and do not nullify or revoke such powers. (4.) The Grantor hereby agrees to ratify any act that the Grantee has performed within the scope of the powers granted by this Power of Attorney, when and if requested by the Grantee. (5.) This power of attorney shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil.

São Paulo, SP, [...].

GREEN MINING COMPANY LTDA.
p. Luiz Antônio Vessani and Marcos de Alencastro Curado

***